Exhibit 99.1

WATTS WATER TECHNOLOGIES, INC. AND SUBSIDIARIES

Consolidated Income Statement

Retrospective Revision

(Amounts in millions, except per share information)

(Unaudited)

	First Quarter Ended April 3, 2011
	As Reported (1)	Discontinued Operations (2)	As Restated
Net sales	$329.9	$4.5	$325.4
Cost of goods sold	208.9	3.6	205.3
GROSS PROFIT	121.0	0.9	120.1
Selling, general & administrative expenses	97.0	1.6	95.4
Restructuring and other charges, net	1.1	—	1.1
Goodwill and other long-lived asset impairment charges	—	—	—
OPERATING INCOME	22.9	(0.7)	23.6
Other (income) expense:
Interest income	(0.3)	—	(0.3)
Interest expense	5.9	—	5.9
Other expense, net	0.1	—	0.1
Total other expense	5.7	—	5.7
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	17.2	(0.7)	17.9
Provision for income taxes	6.1	(0.2)	6.3
NET INCOME FROM CONTINUING OPERATIONS	11.1	(0.5)	11.6
Income from discontinued operations, net of taxes	—	(0.5)	(0.5)
NET INCOME	$11.1	$—	$11.1

BASIC EPS
Net income per share:
Continuing operations	$0.30	$0.01	$0.31
Discontinued operations	—	(0.01)	(0.01)
NET INCOME	$0.30	$—	$0.30
Weighted average number of shares	37.5	37.5	37.5
DILUTED EPS
Net income per share:
Continuing operations	$0.29	$0.01	$0.30
Discontinued operations	—	(0.01)	(0.01)
NET INCOME	$0.29	$—	$0.29
Weighted average number of shares	37.7	37.7	37.7
Dividends per share	$0.11		$0.11

(1) As reported in Form 8-K filed April 9, 2013

(2) Austroflex results recast in Q3 2013

WATTS WATER TECHNOLOGIES, INC. AND SUBSIDIARIES

Consolidated Income Statement

Retrospective Revision

(Amounts in millions, except per share information)

(Unaudited)

	Second Quarter Ended July 3, 2011
	As Reported (1)	Discontinued Operations (2)	As Restated
Net sales	$373.2	$5.6	$367.6
Cost of goods sold	243.8	4.4	239.4
GROSS PROFIT	129.4	1.2	128.2
Selling, general & administrative expenses	97.6	1.7	95.9
Restructuring and other charges, net	5.2	—	5.2
Goodwill and other long-lived asset impairment charges	0.3	0.3	—
OPERATING INCOME	26.3	(0.8)	27.1
Other (income) expense:
Interest income	(0.2)	—	(0.2)
Interest expense	6.7	—	6.7
Other expense, net	0.6	—	0.6
Total other expense	7.1	—	7.1
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	19.2	(0.8)	20.0
Provision for income taxes	6.5	(0.1)	6.6
NET INCOME FROM CONTINUING OPERATIONS	12.7	(0.7)	13.4
Income from discontinued operations, net of taxes	1.9	(0.7)	1.2
NET INCOME	$14.6	$—	$14.6

BASIC EPS
Net income per share:
Continuing operations	$0.34	$0.02	$0.36
Discontinued operations	0.05	(0.02)	0.03
NET INCOME	$0.39	$—	$0.39
Weighted average number of shares	37.6	37.6	37.6
DILUTED EPS
Net income per share:
Continuing operations	$0.34	$0.02	$0.35
Discontinued operations	0.05	(0.02)	0.03
NET INCOME	$0.39	$—	$0.39
Weighted average number of shares	37.8	37.8	37.8
Dividends per share	$0.11		$0.11

(1) As reported in Form 8-K filed April 9, 2013

(2) Austroflex results recast in Q3 2013

WATTS WATER TECHNOLOGIES, INC. AND SUBSIDIARIES

Consolidated Income Statement

Retrospective Revision

(Amounts in millions, except per share information)

(Unaudited)

	Third Quarter ended October 2, 2011
	As Reported (1)	Discontinued Operations (2)	As Restated
Net sales	$367.5	$6.0	$361.5
Cost of goods sold	233.0	4.4	228.6
GROSS PROFIT	134.5	1.6	132.9
Selling, general & administrative expenses	91.7	1.6	90.1
Restructuring and other charges, net	1.9	—	1.9
Goodwill and other long-lived asset impairment charges	—	—	—
OPERATING INCOME	40.9	—	40.9
Other (income) expense:
Interest income	(0.2)	—	(0.2)
Interest expense	6.5	—	6.5
Other income, net	(0.3)	—	(0.3)
Total other expense	6.0	—	6.0
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	34.9	—	34.9
Provision for income taxes	11.5	(0.1)	11.6
NET INCOME FROM CONTINUING OPERATIONS	23.4	0.1	23.3
Income from discontinued operations, net of taxes	0.3	0.1	0.4
NET INCOME	$23.7	$—	$23.7

BASIC EPS
Net income per share:
Continuing operations	$0.63	$—	$0.62
Discontinued operations	0.01	—	0.01
NET INCOME	$0.63	$—	$0.63
Weighted average number of shares	37.4	37.4	37.4
DILUTED EPS
Net income per share:
Continuing operations	$0.62	$—	$0.62
Discontinued operations	0.01	—	0.01
NET INCOME	$0.63	$—	$0.63
Weighted average number of shares	37.5	37.5	37.5
Dividends per share	$0.11		$0.11

(1) As reported in Form 8-K filed April 9, 2013

(2) Austroflex results recast in Q3 2013

WATTS WATER TECHNOLOGIES, INC. AND SUBSIDIARIES

Consolidated Income Statement

Retrospective Revision

(Amounts in millions, except per share information)

(Unaudited)

	Fourth Quarter Ended December 31, 2011			Year Ended December 31, 2011
	As Reported (1)	Discontinued Operations (2)	As Restated	As Reported (1)	Discontinued Operations (2)	As Restated
Net sales	$357.5	$4.6	$352.9	$1,428.1	$20.7	$1,407.4
Cost of goods sold	229.6	3.9	225.7	915.3	16.3	899.0
GROSS PROFIT	127.9	0.7	127.2	512.8	4.4	508.4
Selling, general & administrative expenses	91.3	1.2	90.1	377.6	6.1	371.5
Restructuring and other charges, net	0.6	—	0.6	8.8	—	8.8
Goodwill and other long-lived asset impairment charges	17.1	14.8	2.3	17.4	15.1	2.3
Gain on disposal of business	(7.7)	—	(7.7)	(7.7)	—	(7.7)
OPERATING INCOME	26.6	(15.3)	41.9	116.7	(16.8)	133.5
Other (income) expense:
Interest income	(0.3)	—	(0.3)	(1.0)	—	(1.0)
Interest expense	6.7	—	6.7	25.8	—	25.8
Other expense, net	0.4	—	0.4	0.8	—	0.8
Total other expense	6.8	—	6.8	25.6	—	25.6
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	19.8	(15.3)	35.1	91.1	(16.8)	107.9
Provision for income taxes	2.6	(3.6)	6.2	26.7	(4.0)	30.7
NET INCOME FROM CONTINUING OPERATIONS	17.2	(11.7)	28.9	64.4	(12.8)	77.2
Income (loss) from discontinued operations, net of taxes	(0.2)	(11.7)	(11.9)	2.0	(12.8)	(10.8)
NET INCOME	$17.0	$—	$17.0	$66.4	$—	$66.4

BASIC EPS
Net income per share:
Continuing operations	$0.47	$0.32	$0.79	$1.73	$0.34	$2.07
Discontinued operations	—	(0.32)	(0.32)	0.05	(0.34)	(0.29)
NET INCOME	$0.47	$—	$0.46	$1.78	$—	$1.78
Weighted average number of shares	36.8	36.8	36.8	37.3	37.3	37.3
DILUTED EPS
Net income per share:
Continuing operations	$0.47	$0.32	$0.79	$1.72	$0.34	$2.06
Discontinued operations	—	(0.32)	(0.32)	0.05	(0.34)	(0.28)
NET INCOME	$0.47	$—	$0.46	$1.78	$—	$1.78
Weighted average number of shares	36.8	36.8	36.8	37.5	37.5	37.5
Dividends per share	$0.11		$0.11	$0.44		$0.44

(1) As reported in Form 8-K filed April 9, 2013

(2) Austroflex results recast in Q3 2013

WATTS WATER TECHNOLOGIES, INC. AND SUBSIDIARIES

Consolidated Income Statement

Retrospective Revision

(Amounts in millions, except per share information)

(Unaudited)

	First Quarter Ended April 1, 2012
	As Reported (1)	Discontinued Operations (2)	As Restated
Net sales	$361.2	$3.6	$357.6
Cost of goods sold	232.7	2.9	229.8
GROSS PROFIT	128.5	0.7	127.8
Selling, general & administrative expenses	100.2	1.0	99.2
Restructuring and other charges, net	1.2	—	1.2
Goodwill and other long-lived asset impairment charges	0.5	—	0.5
OPERATING INCOME	26.6	(0.3)	26.9
Other (income) expense:
Interest income	(0.2)	—	(0.2)
Interest expense	6.2	—	6.2
Other income, net	(0.9)	—	(0.9)
Total other expense	5.1	—	5.1
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	21.5	(0.3)	21.8
Provision for income taxes	6.0	(0.1)	6.1
NET INCOME FROM CONTINUING OPERATIONS	15.5	(0.2)	15.7
Income from discontinued operations, net of taxes	0.2	(0.2)	—
NET INCOME	$15.7	$—	$15.7

BASIC EPS
Net income per share:
Continuing operations	$0.42	$—	$0.42
Discontinued operations	—	—	—
NET INCOME	$0.42	$—	$0.42
Weighted average number of shares	36.9	36.9	36.9
DILUTED EPS
Net income per share:
Continuing operations	$0.42	$—	$0.42
Discontinued operations	—	—	—
NET INCOME	$0.42	$—	$0.42
Weighted average number of shares	37.0	37.0	37.0
Dividends per share	$0.11		$0.11

(1) As reported in Form 8-K filed April 9, 2013

(2) Austroflex results recast in Q3 2013

WATTS WATER TECHNOLOGIES, INC. AND SUBSIDIARIES

Consolidated Income Statement

Retrospective Revision

(Amounts in millions, except per share information)

(Unaudited)

	Second Quarter Ended July 1, 2012
	As Reported (1)	Discontinued Operations (2)	As Restated
Net sales	$367.4	$4.9	$362.5
Cost of goods sold	237.0	3.9	233.1
GROSS PROFIT	130.4	1.0	129.4
Selling, general & administrative expenses	96.0	1.0	95.0
Restructuring and other charges, net	1.1	—	1.1
Goodwill and other long-lived asset impairment charges	0.1	—	0.1
OPERATING INCOME	33.2	—	33.2
Other (income) expense:
Interest income	(0.2)	—	(0.2)
Interest expense	6.1	—	6.1
Other expense (income), net	—	—	—
Total other expense	5.9	—	5.9
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	27.3	—	27.3
Provision for income taxes	9.1	—	9.1
NET INCOME FROM CONTINUING OPERATIONS	18.2	—	18.2
Income from discontinued operations, net of taxes	0.3	—	0.3
NET INCOME	$18.5	$—	$18.5

BASIC EPS
Net income per share:
Continuing operations	$0.50	$—	$0.50
Discontinued operations	0.01	—	0.01
NET INCOME	$0.51	$—	$0.51
Weighted average number of shares	36.5	36.5	36.5
DILUTED EPS
Net income per share:
Continuing operations	$0.50	$—	$0.50
Discontinued operations	0.01	—	0.01
NET INCOME	$0.51	$—	$0.51
Weighted average number of shares	36.6	36.6	36.6
Dividends per share	$0.11		$0.11

(1) As reported in Form 8-K filed April 9, 2013

(2) Austroflex results recast in Q3 2013

WATTS WATER TECHNOLOGIES, INC. AND SUBSIDIARIES

Consolidated Income Statement

Retrospective Revision

(Amounts in millions, except per share information)

(Unaudited)

	Third Quarter Ended September 30, 2012
	As Reported (1)	Discontinued Operations (2)	As Restated
Net sales	$357.8	$5.0	$352.8
Cost of goods sold	228.9	3.8	225.1
GROSS PROFIT	128.9	1.2	127.7
Selling, general & administrative expenses	92.6	0.9	91.7
Restructuring and other charges, net	(0.4)	0.1	(0.5)
Gain on disposal of business	1.6	—	1.6
Goodwill and other long-lived asset impairment charges	2.4	—	2.4
OPERATING INCOME	32.7	0.2	32.5
Other (income) expense:
Interest income	(0.1)	—	(0.1)
Interest expense	6.1	—	6.1
Other expense, net	(0.6)	—	(0.6)
Total other expense	5.4	—	5.4
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	27.3	0.2	27.1
Provision for income taxes	8.8	—	8.8
NET INCOME FROM CONTINUING OPERATIONS	18.5	0.2	18.3
Income from discontinued operations, net of taxes	0.2	0.2	0.4
NET INCOME	$18.7	$—	$18.7

BASIC EPS
Net income per share:
Continuing operations	$0.53	$(0.01)	$0.52
Discontinued operations	0.01	0.01	0.01
NET INCOME	$0.53	$—	$0.53
Weighted average number of shares	35.1	35.1	35.1
DILUTED EPS
Net income per share:
Continuing operations	$0.52	$—	$0.52
Discontinued operations	0.01	—	0.01
NET INCOME	$0.53	$—	$0.53
Weighted average number of shares	35.2	35.2	35.2
Dividends per share	$0.11		$0.11

(1) As reported in Form 8-K filed April 9, 2013

(2) Austroflex results recast in Q3 2013

WATTS WATER TECHNOLOGIES, INC. AND SUBSIDIARIES

Consolidated Income Statement

Retrospective Revision

(Amounts in millions, except per share information)

(Unaudited)

	Fourth Quarter Ended December 31, 2012			Year Ended December 31, 2012
	As Reported (1)	Disc Ops (2)	As Restated	As Reported (1)	Discontinued Operations (2)	As Restated
Net sales	$359.2	$4.7	$354.5	$1,445.6	$18.2	$1,427.4
Cost of goods sold	229.5	3.6	225.9	928.1	14.2	913.9
GROSS PROFIT	129.7	1.1	128.6	517.5	4.0	513.5
Selling, general & administrative expenses	96.0	0.9	95.1	384.8	3.8	381.0
Restructuring and other charges, net	2.4	—	2.4	4.3	0.1	4.2
Goodwill and other long-lived asset impairment charges	0.4	—	0.4	3.4	—	3.4
(Gain on) adjustment to disposal of business	—	—	—	1.6	—	1.6
OPERATING INCOME	30.9	0.2	30.7	123.4	0.1	123.3
Other (income) expense:
Interest income	(0.2)	—	(0.2)	(0.7)	—	(0.7)
Interest expense	6.2	—	6.2	24.6	—	24.6
Other expense (income), net	0.7	—	0.7	(0.8)	—	(0.8)
Total other expense	6.7	—	6.7	23.1	—	23.1
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	24.2	0.2	24.0	100.3	0.1	100.2
Provision for income taxes	5.8	—	5.8	29.7	(0.1)	29.8
NET INCOME (LOSS) FROM CONTINUING OPERATIONS	18.4	0.2	18.2	70.6	0.2	70.4
Income (loss) from discontinued operations, net of taxes	(2.9)	0.2	(2.7)	(2.2)	0.2	(2.0)
NET INCOME	$15.5	$—	$15.5	$68.4	$—	$68.4

BASIC EPS
Net income (loss) per share:
Continuing operations	$0.52	$(0.01)	$0.51	1.96	$(0.01)	$1.96
Discontinued operations	(0.08)	0.01	(0.08)	(0.06)	0.01	(0.06)
NET INCOME	$0.44	$—	$0.44	1.90	$—	$1.90
Weighted average number of shares	35.4	35.4	35.4	36.0	36.0	36.0
DILUTED EPS
Net income (loss) per share:
Continuing operations	$0.52	$(0.01)	$0.51	1.96	$(0.01)	$1.95
Discontinued operations	(0.08)	0.01	(0.08)	(0.06)	0.01	(0.05)
NET INCOME	$0.44	$—	$0.44	1.90	$—	$1.90
Weighted average number of shares	35.5	35.5	35.5	36.1	36.1	36.1
Dividends per share	$0.11		$0.11	0.44		$0.44

(1) As reported in Form 8-K filed April 9, 2013

(2) Austroflex results recast in Q3 2013

WATTS WATER TECHNOLOGIES, INC. AND SUBSIDIARIES

Consolidated Income Statement

Retrospective Revision

(Amounts in millions, except per share information)

(Unaudited)

	First Quarter Ended March 31, 2013
	Originally Filed (1)	Discontinued Operations (2)	As Restated
Net sales	$362.1	$3.2	$358.9
Cost of goods sold	232.6	2.6	230.0
GROSS PROFIT	129.5	0.6	128.9
Selling, general & administrative expenses	99.0	0.9	98.1
Restructuring and other charges, net	2.2	—	2.2
OPERATING INCOME	28.3	(0.3)	28.6
Other (income) expense:
Interest income	(0.1)	—	(0.1)
Interest expense	6.0	—	6.0
Other income, net	—	—	—
Total other expense	5.9	—	5.9
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	22.4	(0.3)	22.7
Provision for income taxes	6.3	(0.1)	6.4
NET INCOME FROM CONTINUING OPERATIONS	16.1	(0.2)	16.3
Income from discontinued operations, net of taxes	—	(0.2)	(0.2)
NET INCOME	$16.1	$—	$16.1

BASIC EPS
Net income per share:
Continuing operations	$0.45	$0.01	$0.46
Discontinued operations	—	(0.01)	(0.01)
NET INCOME	$0.45	$—	$0.45
Weighted average number of shares	35.5	35.5	35.5
DILUTED EPS
Net income per share:
Continuing operations	$0.45	$0.01	$0.46
Discontinued operations	—	(0.01)	(0.01)
NET INCOME	$0.45	$—	$0.45
Weighted average number of shares	35.6	35.6	35.6
Dividends per share	$0.11		$0.11

(1) As originally reported in Q1 2013 Form 10-Q

(2) Austroflex results recast in Q3 2013

WATTS WATER TECHNOLOGIES, INC. AND SUBSIDIARIES

Consolidated Income Statement

Retrospective Revision

(Amounts in millions, except per share information)

(Unaudited)

	Second Quarter Ended June 30, 2013
	Originally Filed (1)	Discontinued Operations (2)	As Restated
Net sales	$371.3	$4.5	$366.8
Cost of goods sold	237.6	3.6	234.0
GROSS PROFIT	133.7	0.9	132.8
Selling, general & administrative expenses	96.1	0.9	95.2
Restructuring and other charges, net	2.0	—	2.0
OPERATING INCOME	35.6	—	35.6
Other (income) expense:
Interest income	(0.2)	—	(0.2)
Interest expense	5.5	—	5.5
Other income, net	1.4	—	1.4
Total other expense	6.7	—	6.7
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	28.9	—	28.9
Provision for income taxes	10.0	—	10.0
NET INCOME FROM CONTINUING OPERATIONS	18.9	—	18.9
Income from discontinued operations, net of taxes	—	—	—
NET INCOME	$18.9	$—	$18.9

BASIC EPS
Net income per share:
Continuing operations	$0.53	$—	$0.53
Discontinued operations	—	—	—
NET INCOME	$0.53	$—	$0.53
Weighted average number of shares	35.5	35.5	35.5
DILUTED EPS
Net income per share:
Continuing operations	$0.53	$—	$0.53
Discontinued operations	—	—	—
NET INCOME	$0.53	$—	$0.53
Weighted average number of shares	35.6	35.6	35.6
Dividends per share	$0.13		$0.13

(1) As originally reported in Q2 2013 Form 10-Q

(2) Austroflex results recast in Q3 2013